Q4 2020 Supplemental Data Progress Financial Results Exhibit 99.2

2© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Legal Notice This presentation contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this presentation include, but are not limited to, statements regarding Progress’s strategy; acquisitions; future revenue growth, operating margin and cost savings; strategic partnering and marketing initiatives; and other statements regarding the future operation, direction, prospects and success of Progress’s business. There are a number of factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation: ▪ Economic, geopolitical and market conditions can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. ▪ We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, or a decline in our renewal rates for contracts. ▪ Our ability to successfully manage transitions to new business models and markets, including an increased emphasis on a cloud and subscription strategy, may not be successful. ▪ If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our existing products and services in a timely manner to meet market demand, partners and customers may not purchase new software licenses or subscriptions or purchase or renew support contracts. ▪ We depend upon our extensive partner channel and we may not be successful in retaining or expanding our relationships with channel partners. ▪ Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses. ▪ If the security measures for our software, services, other offerings or our internal information technology infrastructure are compromised or subject to a successful cyber-attack, or if our software offerings contain significant coding or configuration errors, we may experience reputational harm, legal claims and financial exposure. ▪ We have made acquisitions, and may make acquisitions in the future, and those acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. ▪ Delay or failure to realize the expected synergies and benefits of the Chef acquisition could adversely impact our future results of operations and financial condition. ▪ The continuing impact of the coronavirus disease (COVID-19) outbreak on our employees, customers, partners, and the global financial markets could adversely affect our business, results of operations and financial condition For further information regarding risks and uncertainties associated with our business, please refer to our filings with the Securities and Exchange Commission. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this presentation, except for statements relating to Progress' projected results for the quarter ended February 28, 2021 and fiscal year ended November 30, 2021, which speak only as of January 14, 2021. Finally, during this presentation we will be referring to non-GAAP financial measures such as non-GAAP revenue, non-GAAP income from operations and operating margin, adjusted free cash flow and non-GAAP diluted earnings per share. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation between non-GAAP and the most directly comparable GAAP financial measures appears in our earnings press release for the fiscal quarter ended November 30, 2020 and is available in the Investor Relations section of our Web site.

3© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. What: Progress Q4 2020 Financial Results Conference Call When: Thursday, January 14th, 2021 Time: 5:00 p.m. ET Live Call: 1-888-458-4121, pass code 6657134 Live / Recorded Webcast: http://investors.progress.com Conference Call Details

4© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. • Strong financial results — Non-GAAP Revenue, non-GAAP EPS and Free Cash Flow all above high end of guidance range – Results driven by stronger than expected performance by OpenEdge and DCI products – Continued to improve the mix of recurring revenue; ended 2020 with 80% recurring mix — Delivered operating margin above 40% driven by top line strength and continued cost management • Chef acquisition closed on October 5, 2020 — DevOps pioneer and leader providing a continuous delivery automation platform for IT operators and security teams to securely build, deploy and manage any application in modern multi-cloud and hybrid environments, as well as on premises — Integration and financial results both tracking to plan — Integration to continue throughout 2021 resulting in more accretion later in the year • Enhanced M&A capabilities aimed at sourcing, executing and integrating acquisitions more efficiently to take advantage of large and growing DevOps market opportunity Summary Highlights

5© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Progress is a trusted provider of the best products to develop, deploy and manage high-impact business applications

6© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. The Evolving Application / Technology Team Developers IT Ops DevOps Designers Data AnalystsBusiness Analysts Data Scientists DevSecOps QA

7© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. M&A Framework --- Goal is to double the size of the company in 5 years --- Accretive M&A enables us to add scale and cash flows, and generate strong shareholder returns ▪ Target acquisition profile: ➢ Complementary to our business (product, audience & growth profile) ➢ Significant recurring revenue and excellent retention rates ➢ Cost synergistic and accretive ➢ Operating margins after synergies that are consistent with our overall margins ➢ ROIC above our weighted average cost of capital

8© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Progress Investment Highlights Durable, predictable financial model High quality revenue base and highly recurring revenue model Accretive M&A and operational efficiencies driving margin improvement Track record of successful acquisition integration and synergy achievement Delivering meaningful earnings per share and free cash flow growth Disciplined and shareholder friendly capital allocation strategy

9© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Q4 2020 Outlook (9/29/2020) Q4 2020 Results GAAP Revenue $119 M - $123 M $122.4 M (+5% YoY) Non-GAAP Revenue $125 M - $129 M $129.1 M (+5% YoY) GAAP earnings per share (Diluted) $0.26 - $0.29 $0.39 Non-GAAP earnings per share (Diluted) $0.76 - $0.79 $0.91 (+15%) GAAP Operating Margin Not guided 15% Non-GAAP Operating Margin Not guided 37% (-100 Bps YoY) Adjusted Free Cash Flow Not guided $40.7 M (+11% YoY) Summary Q4 2020 Financial Results

10© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. FY 2020 Outlook (9/29/2020) FY 2020 Results GAAP Revenue $438 M - $442 M $442.2 M (+7% YoY) Non-GAAP Revenue $452 M - $456 M $456.2 M (+6% YoY) GAAP earnings per share (Diluted) $1.63 - $1.66 $1.76 (+203%) Non-GAAP earnings per share (Diluted) $2.94 - $2.97 $3.09 (+15%) GAAP Operating Margin 24% 24% (+1400 Bps YoY) Non-GAAP Operating Margin 40% 40% (+200 Bps YoY) Adjusted Free Cash Flow $135 M - $140 M $142.5 M (+11% YoY) Summary 2020 Financial Results

11© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. * Excludes impact of FX by using constant exchange rates for all years. Recurring Revenue includes: Maintenance Revenue, Revenue derived from hosted/SaaS solutions and subscription revenue derived from subscription or term license arrangements Mission critical nature of the applications we power + Net revenue retention rate on maintenance – well over 90% = High percentage of recurring revenue and durability during uncertain times 74% 76% 78% 80% 2017 2018 2019 2020 Recurring Revenue % * Recurring Revenue Contributing to Stability

12© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. $29 $23 $40 $34 FY17 FY18 FY19 FY20 DCI Revenue ($M) - ASC 606 $32 $32 $32 FY18 FY19 FY20 DCI ACV ($M) • Variability in revenue primarily caused by multi- year term license contracts • Annual Contract Value shows consistent performance DCI Revenue vs. ACV -- the impact of ASC 606

13© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Driving Operating Leverage (% of non-GAAP revenue) 34% 35% 38% 40% 2017 2018 2019 2020 Non-GAAP Operating Margin $132 $134 $162 $183 2017 2018 2019 2020 Non-GAAP Operating Income ($M) Focus on cost management and running a lean, profitable business Integrating acquisitions into our operating model drives more scale in operating margin (Ipswitch in May 2019 and Chef in October 2020)

14© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Strong free cash flow and low leverage ratios allow for greater financing flexibility to execute total growth strategy $101 $122 $120 $129 $142 2016 2017 2018 2019 2020 Non-GAAP Adjusted Free Cash Flow Strong Liquidity/Debt Capacity 0.9 0.7 0.6 0.5 0.3 1.5 1.7 1.7 1.6 1.6 1.6 2.0 Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 Q3 FY20 Q4 FY20 Leverage Ratios Net Leverage Ratio Gross Leverage Ratio

15© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Capital Allocation • Continue to return capital to shareholders in the form of dividends • Accretive M&A that meets our disciplined criteria • Repurchase shares to offset dilution from our equity programs — Existing authorization $250M; $190M remaining — Flexibility to increase, reduce or suspend repurchases, depending on market conditions and size and timing of M&A Primary focus Share Repurchases $358 Cash Dividends $108 Debt Principal Payments $43 Capital Spending $27 Acquisitions $516 Capital Allocation 2016 – 2020 Share repurchase authorization • Current total: $250M • Remaining: $190M

16© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Business Outlook (as of January 14, 2021) Q1 2021 (1/14/2021) FY 2021 (1/14/2021) Non-GAAP Revenue $119 M - $123 M $513 M – $521 M Non-GAAP EPS $0.70 - $0.73 $3.22 – $3.28 Non-GAAP Operating Margin Not guided 37% Non-GAAP Adjusted Free Cash Flow Not guided $150 M – $155 M Non-GAAP Effective Tax Rate Not guided 20%

Supplemental Financial Information

18© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Results of Operations by Segment (Presented on a GAAP basis) (Unaudited) (1)The following expenses are not allocated to our segments as we manage and report our business in these functional areas on a consolidated basis only: certain product development and corporate sales and marketing expenses, customer support, administration, amortization of acquired intangibles, stock-based compensation, restructuring, and acquisition-related expenses.

19© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Supplemental Revenue Information (Presented on a GAAP basis) (Unaudited)

20© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Other NON-GAAP Financial Measures (Unaudited)

21© 2021 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Other NON-GAAP Financial Measures (Unaudited)